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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) AUGUST 1, 2000

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                 000-20537              13-3429953
 (State or other jurisdiction of    (Commission           (IRS Employer
 incorporation or organization)     File Number)        Identification No.)

1500 NORTH DALE MABRY HIGHWAY, TAMPA, FLORIDA                 33607
  (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

On August 3, 2000, the Board of Directors of Walter Industries, Inc. announced that Robert G. Burton had resigned as Chairman, President and Chief Executive Officer for personal reasons. See press release dated August 3, 2000 and Separation Agreement dated August 1, 2000, which are filed as exhibits to this form.

Additionally, on August 3, 2000, the Board of Directors of Walter Industries, Inc. announced that it had appointed Donald N. Boyce Interim Chairman, President and Chief Executive Officer. The Company also announced the appointment of four new members to its Board of Directors. See press release dated August 3, 2000, which is filed as an exhibit to this form.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         Exhibit Number     Description
         --------------     -----------

              99            Press releases dated August 3, 2000

              99            Separation agreement dated August 1, 2000
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Date: AUGUST 18, 2000

                                     WALTER INDUSTRIES, INC.


                                     By:    /s/ KIMBERLY A. PEREZ
                                            ------------------------------------
                                     Title: Kimberly A.  Perez
                                            Vice President, Corporate Accounting